UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Uwharrie Capital Corp

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street
Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704 983-6181

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2025, Uwharrie Capital Corp (the “Registrant”) announced financial results for the period ended September 30, 2025. The Registrant reported consolidated total assets of $1.22 billion at September 30, 2025, compared to $1.13 billion at December 31, 2024.

Net income for the nine-month period ended September 30, 2025, was $8.3 million versus $7.6 million for the same period in 2024. For the nine months ended September 30, 2025, net income available to common shareholders was $7.8 million, or $1.08 per share, compared to $7.2 million, or $0.97 per share, for the nine months ended September 30, 2024. Net income available to common shareholders takes into consideration the payment of dividends on preferred stock issued by the Registrant.

Net income for the three-month period ended September 30, 2025, was $2.9 million versus $3.0 million for the same period in 2024. For the three months ended September 30, 2025, net income available to common shareholders was $2.7 million, or $0.38 per share, compared to $2.9 million, or $0.39 per share, for the three months ended September 30, 2024.

Item 8.01 Other Events.

On October 28, 2025, the Uwharrie Capital Corp Board of Directors declared a 3% stock dividend to be paid to common stock shareholders on December 1, 2025. Current and prior year earnings per share reported above in Item 2.02 have been adjusted retroactively for the 3% stock dividend.

A copy of the press release (the “Press Release”) announcing the Registrant’s results is attached as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 29, 2025

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UWHARRIE CAPITAL CORP

Date: October 29, 2025	By:	/s/ Heather H. Almond
Heather H. Almond
Principal Financial Officer